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                                                       Exhibit 1

                           SALOMON INC
                       SI FINANCING TRUST I
                        (a Delaware Trust)

     ___________ ___% Trust Preferred StockSM (TRUPSSM) Units*

                          consisting of

   ___________ ___% Preferred Securities of SI Financing Trust I

                               and

           ___________ Purchase Contracts of Salomon Inc
 Each requiring the Purchase on            , 2021 (or Earlier) of
  One Depositary Share Representing a One-Twentieth Interest in a
                             Share of
          % Cumulative Preferred Stock, Series F, Liquidation
                    Preference $500 Per Share,
  of Salomon Inc at a Purchase Price of $25 per Depositary Share

                      UNDERWRITING AGREEMENT




                                                 New York, New York
                                                             , 1996




Salomon Brothers Inc
  As Representative of the several Underwriters
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

           Salomon Inc, a Delaware corporation (the "Company"), and SI Financing Trust I, a Delaware statutory business trust (the "Trust"), propose to sell to the underwriters named in
Schedule I hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, % Trust Preferred Stock (TRUPS) Units (the "Units"), each consisting of (i) a % Preferred Security (the "Preferred Security") of the Trust, having a stated liquidation amount of $25, and (ii) a related purchase contract (the "Purchase Contract") requiring the purchase on , 2021 (or earlier if accelerated) of one Depositary

- --------
*     Plus an option to purchase from Salomon Inc and SI

      Financing Trust I up to __________ additional Units to cover over-allotments.

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Share (a "Depositary Share") representing a one-twentieth
interest in a share of % Cumulative Preferred Stock, Series F, liquidation preference $500 per share (the
"Series F Preferred Stock"), of the Company at a Purchase
Price of $25 per Depositary Share (the "Underwritten
Units"). The Company and the Trust also propose to grant to the Underwriters an option to purchase up to additional Units (the "Option Units" and, together with the Underwritten Units, the "Units"). In accordance with the terms of the Unit Agreement, dated as of , 1996 (the "Unit Agreement"), between the Company and Chemical Bank ("Chemical Bank"), as Agent and attorney-in-fact for the holders of Units and separated Purchase Contracts from time to time (the "Unit Agent"), the Preferred Securities constituting a part of the Units will be pledged by the Unit Agent, on behalf of the holders of Units, to the Collateral Agent (as defined herein) pursuant to the Pledge Agreement, dated as of , 1996 (the "Pledge Agreement"), among the Company, the Unit Agent and The Bank of New York, as Collateral Agent (the "Collateral Agent). The rights and obligations of a holder of Units in respect of Preferred Securities, subject to the pledge thereof, and Purchase Contracts will be evidenced by Unit Certificates (the "Unit Certificates") to be issued pursuant to the Unit Agreement.

           The Preferred Securities will be fully and unconditionally guaranteed by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement, dated as of , 1996 (the "Preferred Securities Guarantee Agreement"), executed and delivered by the Company and Chemical Bank, as Trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Preferred Securities, and certain back-up undertakings of the Company. The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities") fully and unconditionally guaranteed by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment (the "Common Securities Guarantee" and, together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement, dated as of , 1996 (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), executed and delivered by the Company for the benefit of the holders from time to time of the Common Securities, and certain back-up undertakings of the Company, and will be used by the Trust to purchase the % Subordinated Debt Securities due , 2026 (the "Subordinated Debt Securities") issued by the Company. The Preferred Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of
the Trust, dated as of           , 1996 (the "Declaration"),
among the Company, as Sponsor, the trustees named therein (the "Trustees") and the holders from time to time of undivided

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beneficial interests in the assets of the Trust. The
Subordinated Debt Securities will be issued pursuant to an Indenture, dated as of December 1, 1988 (the
"Base Indenture"), between the Company and Bankers Trust
Company, as trustee (the "Indenture Trustee"), as supplemented from time to time, and as supplemented by the Third Supplemental Indenture, dated as of , 1996 (the "Third Supplemental Indenture" and, together with the Base Indenture and any other supplements thereto, the "Indenture"), between the Company and the Indenture Trustee.

           The Series F Preferred Stock will be deposited by the Company with First Chicago Trust Company of New York, as depositary (the "Depositary"), against delivery of Depositary Receipts (the "Depositary Receipts") evidencing the Depositary Shares representing the Series F Preferred Stock, to be issued by the Depositary pursuant to the terms of a Deposit Agreement, dated as of , 1996 (the "Deposit Agreement"), among the Company, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder. Except where the context otherwise requires, references to Depositary Shares herein shall include the Depositary Receipts evidencing the Depositary Shares.

           The Units, the Preferred Securities, the Preferred Securities Guarantee and back-up undertakings, the Subordinated Debt Securities, the Purchase Contracts, the Depositary Shares and the Series F Preferred Stock are collectively referred to herein as the "Securities." This Agreement, the Unit Agreement, the Pledge Agreement, the Indenture, the Declaration, the Guarantee Agreements, the Deposit Agreement and the Securities are referred to collectively as the "Operative Documents." Capitalized terms used herein without definition have the respective meanings specified in the Final Prospectus.

           Representations and Warranties. The Company and the Trust jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c)

hereof.

           (a) The Company and the Trust meet the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and have filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-02897) on such Form, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to the Representative. Such registration statement, as so amended, has become effective. The Company will next file with the Commission a Final Prospectus in accordance with Rules 430A and 424(b)(1) or (4). As filed, such Final Prospectus shall include all required information with respect to the Securities and the offering thereof and,

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      except to the extent the Representative shall agree in
      writing to a modification, shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in any Preliminary Final Prospectus) as the Company and the Trust have advised the Representative, prior to the Execution Time, will be included or made therein.

           (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of Chemical Bank, as Property Trustee under the Declaration, Chemical Bank, as Guarantee Trustee under the Preferred Securities Guarantee and Bankers Trust Company, as trustee under the Indenture or
      (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectus.

           (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term
      "Effective Date" shall mean each date that the Registration
      Statement and any post-effective amendment or amendments

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      thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Final Prospectus" shall mean any preliminary prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time. The "Registration Statement" shall mean the registration statement referred to in the first sentence of paragraph (a) of this Section 1, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
      Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

           2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Trust jointly and severally agree to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Trust, at a price of $ per Unit, plus accrued interest, if any, on the Units from , 1996, to the Closing Date, the number of Units set forth opposite that Underwriter's name on
Schedule I hereto.

           (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set

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forth, the Company and the Trust jointly and severally hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to of the Option Units at the same purchase price as the Underwriters shall pay for the Underwritten Units. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Units by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Representative to the Company and the Trust setting forth the number of the Option Units as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the Option Units, and payment therefor, shall be made as provided in Section 3 hereof. The number of the Option Units to be purchased by each Underwriter shall be the same percentage of the total number of the Option Units to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Units, subject to such adjustments as the Representative in its absolute discretion shall make to eliminate any fractional Option Units.

           3. Delivery and Payment. Delivery of and payment for the Underwritten Units and the Option Units (if the option provided for in Section 2(b) hereof shall have been exercised on or before the first business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on , 1996, or such later date (not later than , 1996) as the Representative shall designate, which date and time may be postponed by agreement between the Representative, on the one hand, and the Company and the Trust, on the other hand, or as provided in Section 9 hereof (such date and time of delivery and payment for the Units being herein called the "Closing Date"). The Underwritten Units will be represented by one or more definitive global securities in book-entry form which will be registered in the name of the Depository Trust Company or its nominee. Delivery of the Units shall be made on the instructions of the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Trust in immediately available funds. Delivery of, and payment for, the Units shall be made through the facilities of the Depository Trust Company.

           The Company and the Trust agree to have the Units available for inspection and checking by the Representative in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

           If the option provided for in Section 2(b) hereof is exercised after the first business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Representative at One Liberty Plaza, New York, New York, on the date specified by the Representative (which shall be within three business days after exercise of said option), certificates for

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the Option Units in such names and denominations as the
Representative shall have requested against payment of the purchase price thereof to or upon the order of the Trust in immediately available funds. If settlement for the Option Units occurs after the Closing Date, the Company and the Trust will deliver to the Representative on the settlement date for the

Option Units, and the obligation of the Underwriters to purchase the Option Units shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

           4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Units for sale to the public as set forth in the Final Prospectus.

           5. Agreements. The Company and the Trust agree with the several Underwriters that:

           (a) The Company and the Trust will use their best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Units, the Company and the Trust will not file any amendment to the Registration Statement (including the Final Prospectus or any Preliminary Final Prospectus) unless the Company and the Trust have furnished the Representative a copy for its review prior to filing and will not file any such proposed amendment to which the Representative reasonably objects. Subject to the foregoing sentence, the Company and the Trust will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company and the Trust will promptly advise the Representative (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Units, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the Units for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and the Trust will use their best

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      efforts to prevent the issuance of any such stop order
      and, if issued, to obtain as soon as possible the withdrawal thereof.

           (b) If, at any time when a prospectus relating to the Units is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company and the Trust will promptly notify the Representative and prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance.

           (c) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

           (d) The Company and the Trust will furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representative may reasonably request. The Company and the Trust will pay the expenses of printing or other production of all documents relating to the offering.

           (e) The Company and the Trust will arrange for the qualification of the Units for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Units and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review, if any, of the offering.

           (f) The Company and the Trust will not, until the first business day following the Closing Date, without prior written consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any securities that are substantially similar to the Securities.

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           The Company confirms as of the date hereof that it is
      in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information, if any, reported in the Final Prospectus concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

           6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Units shall be subject to the accuracy of the representations and warranties on the part of the Company and the Trust contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Trust made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Trust of their obligations hereunder and to the following additional conditions:

           (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, the Registration Statement will become effective not later than
      (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

           (b) The Company shall have furnished to the Representative the opinion of Cravath, Swaine & Moore, counsel for the Company, dated the Closing Date, to the effect that:

                 (i) each of the Company and Salomon Brothers Inc
           (the "Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing

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           under the laws of the jurisdiction in which it is
           chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus;

                 (ii) the Company's authorized equity
           capitalization is as set forth in the Final
           Prospectus; the Securities, the Certificate of Designations and the provisions of the Certificate of Incorporation relating to the Series F Preferred Stock conform in all material respects to the descriptions thereof contained in the Final Prospectus and the statements in the Final Prospectus under the caption "Effect of Obligations under the Subordinated Debt Securities and the Guarantee," insofar as they purport to constitute summaries of the terms of the Operative Documents, fairly summarize the matters therein described; if the Units are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance, evidence of satisfactory distribution and declaration of effectiveness by the Commission of the Form 8-A, or the Company has filed a preliminary listing application and all required supporting documents with respect to the listing of the Units with such securities exchange and such counsel has no reason to believe that the Units will not be authorized for listing, subject to official notice of issuance, evidence of satisfactory distribution and declaration of effectiveness by the Commission of the Form 8-A;

                 (iii) the shares of Series F Preferred Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Unit Agreement, the Purchase Contracts and the Pledge Agreement against payment thereof, will be fully paid and nonassessable;

           if the Series F Preferred Stock or related Depositary Shares are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance, evidence of satisfactory distribution and declaration of effectiveness by the Commission of the Form 8-A, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Series F Preferred Stock or such Depositary Shares with any such stock exchange and such counsel has no reason to believe that the Series F Preferred Stock or such Depositary Shares will not be authorized for listing, subject to official notice of issuance, evidence of satisfactory distribution and declaration of effectiveness by the Commission of the Form 8-A; and the certificates for the shares of Series F Preferred Stock are in valid and sufficient form;

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                 (iv) the Unit Agreement, the Purchase Contracts
           and the Pledge Agreement have been duly authorized, executed and delivered and each constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect ("Bankruptcy") and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is sought in a proceeding in equity or at law ("Equity")); when the Units are issued in accordance with the terms of the Unit Agreement and delivered against payment therefor, the Units will entitle the holders thereof to the rights specified in the Unit Agreement (subject to Bankruptcy and Equity); and the provisions of the Pledge Agreement, together with the transfer of the Preferred Securities or the Eligible Collateral, as the case may be, to the Collateral Agent pursuant to
           Section 2.01 of the Pledge Agreement, are sufficient to create, as collateral security for the performance when due by the holders from time to time of the Units or separated Purchase Contracts of their respective obligations under the Purchase Contracts constituting a part of such Units or separated Purchase Contracts, as the case may be, a valid and perfected security interest (as that term is defined in the Uniform Commercial Code, as adopted and in effect in the State of New York), in favor of the Collateral Agent, in the right, title and interest of such holders in the Preferred Securities constituting a part of such Units (collectively, the "Pledged Preferred Securities") or in the Eligible Collateral (collectively, the "Pledged Eligible Collateral"), as the case may be;

                 (v) the Declaration and the Preferred Securities
           Guarantee Agreement have been duly qualified under the Trust Indenture Act;

                 (vi) each of the Guarantee Agreements has been duly authorized, executed and delivered and (in the case of the Preferred Securities Guarantee Agreement only, assuming it is duly authorized, executed and delivered by the Guarantee Trustee) constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to Bankruptcy and Equity);

                 (vii) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company

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           in accordance with its terms (subject to Bankruptcy
           and Equity); and the Subordinated Debt Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust, will constitute legal, valid and binding instruments entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms;

                 (viii) the Deposit Agreement has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to Bankruptcy and Equity); when the Depositary Receipts are issued in accordance with the provisions of the Deposit Agreement against the deposit of validly issued, fully paid and nonassessable shares of the Series F Preferred Stock, such Depositary Receipts will entitle the holders thereof to the rights specified in such Depositary Receipts and in the Deposit Agreement (subject to Bankruptcy and Equity);


                 (ix) the Trust is not required to register as an "investment company" under the Investment Company
           Act of 1940, as amended;

                 (x) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement that is not adequately disclosed in the Final Prospectus; and the statements included or incorporated in the Final Prospectus describing any legal proceedings relating to the Company fairly summarize such matters;

                 (xi) the Registration Statement has become effective under the Act; any required filing of any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened;

                 (xii) this Agreement has been duly authorized, executed and delivered by the Company, and this Agreement has been duly delivered by the Trust;

                 (xiii)   other than the declaration of
           effectiveness of the Form 8-A by the Commission, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act, the Exchange Act and the qualification of the Indenture, Declaration and the Preferred Securities Guarantee Agreement under the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the [purchase and distribution] [sale] of the Securities by the Underwriters as contemplated by this Agreement and such other approvals as have been obtained; and a Certificate of Designations covering the Series F Preferred Stock has been duly executed on behalf of the Company and filed with the Secretary of State of the State of Delaware; and

                 (xiv) neither the issue and sale of the
           Securities, nor the consummation of any other of the transactions herein contemplated or in any Operative Documents nor the fulfillment of the terms hereof or any Operative Documents will conflict with, result in a breach of, or constitute a default under the Certificate of Incorporation or By-laws of the Company.

      In addition, such counsel shall furnish to the Representative an opinion (A) containing such assumptions, qualifications and limitations as shall be reasonably acceptable to the Representative and its counsel to the effect that (i) the Trust will be characterized as a grantor trust for U.S. federal income tax purposes and not as a partnership or as an association subject to tax as a corporation; and (ii) for U.S. federal income tax purposes the Subordinated Debt Securities will constitute indebtedness of the Company; and (B) to the effect that the statements made in the Final Prospectus under the captions "United States Federal Income Taxation" and "ERISA Considerations," insofar as they purport to describe the material United States Federal income tax consequences of the purchase, ownership and disposition of Units, Subordinated Debt Securities, Preferred Securities, Purchase Contracts, Series F Preferred Stock and Depositary Shares, fairly summarize the matters therein described.

      In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of the State of New York, the corporate laws of the State of Delaware and the Federal laws of the United States and (B) rely as to matters involving the application of laws of any jurisdiction other than the States of New York and Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.


           (c) The Company shall have furnished to the Representative the statement of Cravath, Swaine & Moore, counsel for the Company, dated the Closing Date, to the effect that the Registration Statement, at the time it became effective, and the Final Prospectus, as of the date hereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act, the Exchange Act and the Trust Indenture Act and the applicable rules and regulations thereunder; and such counsel has no reason to believe that the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in each case, except for the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion.

           (d)  The Company shall have furnished to the
      Representative the opinion of Arnold S. Olshin, Secretary of the Company, to the effect that:

                 (i) to the best of the Secretary's knowledge, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                 (ii)     the holders of outstanding shares of
           capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities;

                 (iii) the Registration Statement is effective under the Act and, to the best of the Secretary's knowledge, no proceedings for a stop order have been instituted or are pending of threatened under Section 8(d) of the Act and any required filing of the Final Prospectus pursuant to Rule 424(b) has been made in accordance therewith;

                 (iv) the execution and delivery of the Unit
           Agreement, Pledge Agreement, Base Indenture, Third Supplement Indenture, Declaration, Guarantee Agreements and Deposit Agreement did not, at the time of such execution and delivery, and neither the issuance and sale of the Securities nor the consummation of any other of the transactions contemplated in the Underwriting Agreement or in any Operative Document nor the fulfillment of the terms hereof or in any Operative Document will conflict with, result in a breach of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to the Secretary and to which the Company or any of its subsidiaries is a party or bound, or any judgment, order or regulation known to the Secretary to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

                 (v) all the outstanding shares of capital stock of the Company and Salomon Brothers Inc have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of Salomon Brothers Inc and all issued and outstanding Common Securities of the Trust are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the Secretary's knowledge, after due inquiry, any other security interests, claims, liens or encumbrances;

                 (vi)     no holders of securities of the Company
           have rights to the registration of such securities under the Registration Statement;

                 (vii)    the Declaration has been duly executed
           and delivered by the Company and each of the Regular
           Trustees;

                 (viii) all conditions precedent provided for in the Unit Agreement relating to the authentication and delivery of the Unit Certificates have been complied with and the Company is duly entitled to the authentication and delivery of the Unit Certificates in accordance with the terms of the Unit Agreement;
           and

                 (ix) the Indenture has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to Bankruptcy and Equity).

           (e) The Representative shall have received the opinion of Morris, Nichols, Arsht & Tunnell, counsel for the Trust, dated the Closing Date, to the effect that:

                 (i) the Trust has been duly organized and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C.
           ss. 3801, et seq. (the "Business Trust Act");

                 (ii) under the Business Trust Act and the Declaration, the Trust has the business trust power and authority to (A) execute and deliver, and to perform its obligations under, this Agreement, (B) issue and perform its obligations under the Preferred Securities and the Common Securities and (C) purchase and hold the Subordinated Debt Securities;

                 (iii) the Preferred Securities have been duly authorized by the Declaration and, when issued in accordance with the Declaration and paid for and delivered in accordance with this Agreement, will represent, subject to the qualifications set forth in subparagraph (v), fully paid and nonassessable beneficial interests in the assets of the Trust and will entitle the holders thereof to the benefits of the Declaration (subject to Bankruptcy and Equity);

                 (iv) the Common Securities have been duly authorized by the Declaration and, when issued in accordance with the Declaration, will represent, subject to the qualifications set forth in subparagraph (v), fully paid and nonassessable beneficial interests in the assets of the Trust;

                 (v) the holders of the Preferred Securities and the Common Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the holders of the Preferred Securities and the holders of the Common Securities may be obligated to make payments as set forth in the Declaration and that the holders of Common Securities are liable for all of the debts and obligations of the Trust to the extent specified in Section 10.1(b) of the Declaration;

                 (vi)     under the Business Trust Act and the

           Declaration, the issuance of the Preferred Securities and the Common Securities is not subject to preemptive rights;

                (vii) the issuance, sale and delivery by the Trust of the Preferred Securities and of the Common Securities, the execution and delivery by the Trust of this Agreement, the purchase by the Trust of the Subordinated Debt Securities and the performance by the Trust of its obligations thereunder and hereunder does not (a) result in any violation of the Declaration or any Delaware law (statutory or decisional) or any order, rule or regulation of any Delaware governmental agency or body having jurisdiction over the Trust or any of its properties or assets, (b) require the approval of any Delaware governmental agency or body, or (c) to such counsel's knowledge, without independent investigation, conflict with or result in a breach or violation of any of the provisions of, or constitute a default under any contract, indenture, mortgage, loan agreement, deed of trust, note, lease or other instrument to which the Trust is a party or to which any of its property or assets is subject (which contracts, indentures, mortgages, loan agreements, deeds of trust, notes, leases or other instruments shall be identified for such counsel by the Trust);

                 (viii)   this Agreement has been duly authorized
           and executed by the Trust; and

                 (ix) the Declaration has been duly authorized by the Company and each of the Regular Trustees and (assuming due execution and delivery by the Company and each of the Regular Trustees) and constitutes a legal, valid and binding instrument enforceable against the Company and each of the Regular Trustees in accordance with its terms (subject to Bankruptcy and Equity).

           (f) The Representative shall have received the opinion of Pryor, Cashman, Sherman & Flynn, counsel for Chemical
      Bank, dated the Closing Date, to the effect that:

                 (i) Chemical Bank is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of New York with all necessary power and authority to execute, deliver and perform its obligations under the Unit Agreement, the Pledge Agreement, the Declaration and the Preferred Securities Guarantee Agreement;

                 (ii)     the execution, delivery and performance
           by Chemical Bank of the Unit Agreement, the Pledge
           Agreement, the Declaration and the Preferred Securities

           Guarantee Agreement have been duly authorized by all necessary corporate action on the part of Chemical Bank and each of the Unit Agreement, the Pledge Agreement, the Declaration and the Preferred Securities Guarantee Agreement has been duly executed and delivered by Chemical Bank, and constitutes the legal, valid and binding obligation of Chemical Bank, enforceable against Chemical Bank in accordance with its terms (subject to Bankruptcy and Equity);

                 (iii) the execution, delivery and performance of the Unit Agreement, the Pledge Agreement, the Declaration and the Preferred Securities Guarantee Agreement by Chemical Bank does not conflict with or constitute a breach of the charter or by-laws of Chemical Bank; and

                 (iv) no consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of New York or the United States of America governing the banking or trust powers of Chemical Bank is required for the execution, delivery or performance by Chemical Bank of the Unit Agreement, the Pledge Agreement, the Declaration or the Preferred Securities Guarantee Agreement.


           (g) The Representative shall have received the opinion of Pryor, Cashman, Sherman & Flynn, counsel for Chemical
      Bank Delaware, the initial Delaware Trustee of the Trust
      (the "Delaware Trustee"), to the effect that:

                 (i) The Delaware Trustee is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of Delaware with all necessary power and authority to execute, deliver and perform its obligations under the Declaration;

                 (ii) the execution, delivery and performance by the Delaware Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Delaware Trustee and the Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes the legal, valid and binding obligation of the Delaware Trustee, enforceable against the Delaware Trustee in accordance with its terms (subject to Bankruptcy and Equity);

                 (iii) the execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of Delaware Trustee; and

                 (iv) no consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.

           (h) The Representative shall have received the opinion of counsel for the Depositary, dated the Closing Date, to the effect that:

                 (i) the Deposit Agreement has been duly
           authorized, executed and delivered by the Depositary and constitutes a legal, valid and binding instrument, enforceable against the Depositary in accordance with its terms (subject to Bankruptcy and Equity); and

                when Depositary Receipts are issued in accordance with the provisions of the Deposit Agreement against the deposit of validly issued, fully paid and nonassessable shares of Series F Preferred Stock, such Depositary Receipts will entitle the holders thereof to the rights specified in such Depositary Receipts and in the Deposit Agreement (subject to Bankruptcy and Equity).

      In rendering such opinion, such counsel may rely as to matters of fact, to the extent it deems proper and specifies in such opinion, on certificates of responsible officers of the Depositary and public officials.

           (i) The Representative shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Unit Agreement, the Pledge Agreement, the Declaration, the Guarantee Agreements, the Indenture, the Deposit Agreement, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

           (j) The Company shall have furnished to the Representative a certificate of the Company, signed by the Senior Vice President and the Controller of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                 (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                 (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and


                 (iii) since the date of the most recent
           financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

           (k) At the Execution Time, Arthur Andersen LLP shall have furnished to the Representative a letter or letters (which may refer to letters previously delivered to the Representative), dated as of the Execution Time, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                 (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements, if any, included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                 (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial information as indicated in their reports, if any, included or incorporated in the Registration Statement and the Final Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive and audit committees of the Company and the Subsidiary; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                     (1) any unaudited financial statements
                included or incorporated in the Registration
                Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                     (2) with respect to the period subsequent to
                the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any material changes, at a specified date not more than five business days prior to the date of the letter, in the consolidated long-term debt or capital stock of the Company and its subsidiaries or decreases in the stockholders' equity of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative; and

                     (3) the amounts included in any unaudited
                "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                 (iii) they have performed certain other
           specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in
           Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Final Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                 (iv) if unaudited pro forma financial statements are included or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements included or incorporated in the Registration Statement and the Final Prospectus (the "pro forma financial statements"), carrying out certain specified procedures, inquiries of certain officials of the Company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

           References to the Final Prospectus in this paragraph
      (i) include any supplement thereto to the date of the letter.

           In addition, at the Closing Date, Arthur Andersen LLP shall have furnished to the Representative a letter or letters, dated as of the Closing Date, in form and substance satisfactory to the Representative, to the effect set forth above.

           (l) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (l) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

           (m) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

           (n) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

           (o) The Units to be delivered at the Closing Date and the Depositary Shares to be issued pursuant to the Unit
      Agreement shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

           (p) At the Closing Date, each of the Unit Agreement, the Pledge Agreement, the Declaration, the Third Supplemental Indenture, the Guarantee Agreements and the Depositary Agreement shall have been duly authorized, executed and delivered by each party thereto, and copies thereof shall have been delivered to the Representative.


           If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company and the Trust in writing or by telephone or telegraph confirmed in writing.

           The documents required to be delivered by this Section
6 shall be delivered at the offices of Cleary, Gottlieb, Steen &
Hamilton, One Liberty Plaza, New York, New York on the Closing
Date.

           7. Reimbursement of Underwriters' Expenses. If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Units.

           8. Indemnification and Contribution. (a) The Company and the Trust agree jointly and severally to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Trust will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Trust by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company or the Trust may otherwise have.

           (b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Section 8(a) hereunder.

           (c) Each Underwriter severally agrees to indemnify and hold harmless the Company and the Trust, each of their directors or trustees, each of their officers who signs the Registration Statement, and each person who controls the Company or the Trust within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Trust to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company and the Trust by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Trust acknowledge that the statements set forth in the second and third sentences of the final paragraph of the cover page and the third and final paragraphs under the heading "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus, and the Representative confirms that such statements are correct.

           (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or

(c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual

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



or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

           (e) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless any indemnified party for any reason, the Company, the Trust and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Trust and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust and by the Underwriters from the offering of the Units; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Units) be responsible for any amount in excess of the underwriting discount or commission applicable to the Units purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Trust and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust and of the Underwriters in connection with the statement or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Trust shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Trust or the Underwriters. The Company, the

Trust and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or the Trust within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company and each trustee of the Trust shall have the same rights to contribution as the Company and the Trust, subject in each case to applicable terms and conditions of this paragraph (e).


           9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Units agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Units set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Units set forth opposite the names of all the remaining Underwriters) the Units which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Units which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Units set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Units, and if such nondefaulting Underwriters do not purchase all the Units, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company or the Trust. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and the Trust and any nondefaulting Underwriter for damages occasioned by its default hereunder.

           10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company and the Trust prior to delivery of and payment for the Units, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Units as contemplated by the Final Prospectus (exclusive of any supplement thereto).

           11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Trust or their respective officers or trustees and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Units. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

           12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telegraphed and confirmed to at Seven World Trade Center, New York, New York 10048, attention of the Legal Department; if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Seven World Trade Center, New York, New York 10048, attention of the Secretary; or, if sent to the Trust, will be mailed, delivered, telegraphed and confirmed to it at c/o Salomon Inc, Seven World Trade Center, New York, New York 10048, attention of [ ].

           12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

           14.  Applicable Law.  THIS AGREEMENT WILL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

           If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Trust and the several Underwriters.

                               Very truly yours,

                               SALOMON INC



                               By:_____________________________
                               Name:
                               Title:


                               SI FINANCING TRUST I



                               By:_____________________________
                               Name:
                               Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Salomon Brothers Inc



By:__________________________
   Name:
   Title:

For itself and the other several Underwriters named in Schedule I to the foregoing Agreement.

                            SCHEDULE I




                                                        Amount of
                                                   Underwritten
Units
Underwriters                                         To Be Purchased
Salomon Brothers Inc.........................          $






      Total...............                             $

==============